[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                               [Graphic Omitted]

                         MFS(R) TOTAL
                         RETURN FUND

                         ANNUAL REPORT o SEPTEMBER 30, 2000




              ----------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 47)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 31
Notes to Financial Statements ............................................. 38
Independent Auditors' Report .............................................. 45
Trustees and Officers ..................................................... 49

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed- income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 16, 2000

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the 12 months ended September 30, 2000, Class A shares of the fund provided a total return of 15.06%, Class B shares 14.24%, Class C shares 14.27%, and Class I shares 15.46%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare over the same period to returns of 13.28% and 6.74%, respectively for the funds benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities that excludes mortgage-backed securities. During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 11.31%.

Q. OVER THE PAST SIX MONTHS, THE FUND'S BALANCED INVESTMENT STRATEGY HAS OUTPERFORMED THE BROADER EQUITY MARKET AS REPRESENTED BY THE S&P 500. WHAT OTHER FACTORS CONTRIBUTED TO THE FAVORABLE PERFORMANCE?

A. Several factors contributed to this performance. First and foremost, investors paid more attention to stock valuations as prices for many stocks, especially those in the technology and telecommunications sectors, became extended. Fortunately, we've been successful at identifying and investing in stocks that we believed were undervalued relative to their business fundamentals. As a result, many of our holdings experienced significant price appreciation during the past two fiscal quarters as the market broadened. In addition, for the first time in a few years, most sectors of the bond market outperformed equities. Given our disciplined approach to asset allocation, the fixed-income component of the portfolio generally provided a strong contribution to our performance.

Q.  WHAT CHARACTERISTICS DO YOU LOOK FOR IN A VALUE STOCK?

A. We look for stocks that are cheaper than the overall market but which we believe have equal or better-than-average appreciation potential. Often these stocks are in mature or, out-of-favor industries or we believe a company is making the right decisions and changes to turn around its business. We also look closely at the balance sheet of each potential investment and concentrate on finding companies that show a positive catalyst for change. While we've recently seen a renewed interest in cyclicals, value stocks, and undervalued growth companies, for the most part we've experienced a two-year bear market in these areas. As a result, we look for potential catalysts to ignite interest in our selections, such as unique or compelling products, services, or business strategies.

Q.  WHAT INVESTMENT THEMES HAVE CAUGHT YOUR EYE RECENTLY?

A. Early this year we determined that a number of multiline insurance companies were poised for stronger earnings growth and had entered into a more favorable pricing environment driven by higher earnings. We also believe their favorable premium environment can last for several years. Another trend we noticed was that investors continued to pour money into equity investments and retirement plans. This trend led us to a broad range of financial services companies including large insurance providers and asset management companies, such as St. Paul Companies, AXA Financial, and Hartford Financial Services. The market's harsh treatment of interest-rate sensitive stocks also provided opportunities with mortgage loan providers and related investments such as the Federal Home Loan Mortgage Corporation (Freddie Mac). We believe the chances of further interest rate hikes are unlikely in the near term and that concerns about Freddie Mac's potential loss of the U.S. government's guaranteed backing were overdone.

Q.  WHERE ELSE WERE YOU FINDING OPPORTUNITIES?

A. While there have been some warning signs on the global economic scene, we remain comfortable with our long-term outlook for strong worldwide economic growth. Therefore, we believe economically sensitive large-cap value stocks offer good value, especially relative to large-cap growth stocks. In many instances, these large-cap value stocks have remained depressed from the late 1990s meltdown in many foreign economies. As a result, we have remained focused on multinational industrial goods and services firms such as Akzo Nobel, United Technologies, Boeing, and Deere & Co.

Q.  WHICH STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Despite their recent rebound, telecommunications companies such as Verizon Communications and SBC Communications provided lackluster performance in recent months. Concerns about increased competition, new technology, and deregulation have hurt most of the telecommunications group; however, we've maintained significant positions in Verizon and SBC because we believe their long-term outlooks are still positive.

Q.  HOW WAS THE BOND PORTFOLIO POSITIONED?

A. During the past quarter, the bond portfolio benefited from a well-diversified mix of high-quality corporate bonds, mortgage-backed securities, and an emphasis on U.S. Treasuries, which outperformed all other sectors of the bond market and most equity indices. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Q.  WHAT IS YOUR OUTLOOK GOING FORWARD?

A. This year we've witnessed sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility squeezed into a short period underscores the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are difficult to predict; therefore, we think it becomes increasingly important for investors to maintain a diversified portfolio suited to their time horizon, investment objectives, and tolerance for market risk. Once an investment plan is in place, we believe it's best to stick with it and to avoid the impulse to alter it based on short-term events -- whether they be unsettling turbulence in the market or glittery returns from some particular corner of the market. This has generally been the strategy we've pursued, and we believe it can serve our investors well over the long term.

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, SENIOR VICE PRESIDENT; DAVID S. KENNEDY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; AND LISA B. NURME, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KENNEDY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE JUNE 2000. MR. MOKAS, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF
   THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------
  OBJECTIVE:                   SEEKS TO PROVIDE ABOVE-AVERAGE INCOME (COMPARED
                               TO A PORTFOLIO ENTIRELY INVESTED IN STOCKS)
                               CONSISTENT WITH THE PRUDENT EMPLOYMENT OF
                               CAPITAL. THE FUND ALSO SEEKS TO PROVIDE
                               REASONABLE OPPORTUNITY FOR GROWTH OF CAPITAL AND
                               INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       OCTOBER 6, 1970

  CLASS INCEPTION:             CLASS A  OCTOBER 6, 1970
                               CLASS B  AUGUST 23, 1993
                               CLASS C  AUGUST 1, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $6.1 BILLION NET ASSETS AS OF SEPTEMBER 30, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended September 30, 2000)

                   MFS Total          S&P 500        Lehman Brothers
                    Return           Composite     Government/Corporate
                Fund - Class A         Index            Bond Index
        ---------------------------------------------------------------
        9/90       $ 9,425           $10,000           $10,000
        9/92        15,467            14,566            13,119
        9/94        18,108            17,066            14,015
        9/96        25,745            26,644            16,748
        9/98        29,485            40,807            20,711
        9/00        33,925            59,081            21,748

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2000

CLASS A
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +15.06%      +31.78%      +87.35%        +256.17%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +15.06%      + 9.63%      +13.38%        + 13.54%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     + 9.59%      + 7.87%      +12.28%        + 12.99%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +14.24%      +29.16%      +80.90%        +237.99%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +14.24%      + 8.90%      +12.59%        + 12.95%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +10.24%      + 8.14%      +12.34%        + 12.95%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +14.27%      +29.22%      +81.08%        +242.00%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +14.27%      + 8.92%      +12.61%        + 13.08%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     +13.27%      + 8.92%      +12.61%        + 13.08%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +15.46%      +33.16%      +89.89%        +260.99%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     +15.46%      +10.02%      +13.68%        + 13.70%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Average balanced fund+                                 +11.31%      + 8.96%      +12.73%        + 13.00%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                 +13.28%      +16.44%      +21.69%        + 19.44%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index#       + 6.74%      + 5.82%      + 6.30%        +  8.08%
--------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2000

FIVE LARGEST STOCK SECTORS

               FINANCIAL SERVICES                           26.6%
               UTILITIES & COMMUNICATIONS                   20.3%
               ENERGY                                       12.1%
               INDUSTRIAL GOOD & SERVICES                    7.6%
               HEALTH CARE                                   6.8%

TOP 10 STOCK HOLDINGS

VERIZON COMMUNICATIONS  2.7%                       UNITED TECHNOLOGIES CORP.  1.9%
Integrated telecommunications company              Aerospace, defense, and building equipment
                                                   company
ST. PAUL COMPANIES, INC.  2.6%
Commercial property-liability and life insurance   FEDERAL HOME LOAN MORTGAGE CORPORATION  1.9%
company                                            U.S. mortgage banker and underwriter

HARTFORD FINANCIAL SERVICES, GROUP, INC.  2.3%     ROYAL DUTCH PETROLEUM CO.  1.8%
Multiline insurance company                        Oil exploration and production company

EXXONMOBIL CORP.  2.0%                             PNC BANK CORP.  1.8%
International oil and gas company                  Diversified financial services company

AKZO NOBEL N.V.  2.0%                              SBC COMMUNICATIONS, INC.  1.8%
Diversified Dutch chemical company                 Integrated telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2000

Stocks - 56.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 50.5%
  Aerospace - 3.4%
    Boeing Co.                                                      1,007,300           $   63,459,900
    General Dynamics Corp.                                             22,100                1,388,156
    Honeywell International, Inc.                                   1,128,800               40,213,500
    TRW, Inc.                                                         759,300               30,846,563
    United Technologies Corp.                                       1,012,396               70,108,423
                                                                                        --------------
                                                                                        $  206,016,542
------------------------------------------------------------------------------------------------------
  Agricultural Products
    AGCO Corp.                                                         49,300           $      585,438
------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                 1,221,900           $   18,481,237
    Ford Motor Co.*                                                   552,124               13,975,639
    Visteon Corp.                                                     168,200                2,544,025
                                                                                        --------------
                                                                                        $   35,000,901
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    Bank America Corp.                                                620,300           $   32,488,213
    Bank of New York Co., Inc.                                         83,008                4,653,636
    Bank One Corp.                                                     56,000                2,163,000
    Chase Manhattan Corp.                                             728,600               33,652,212
    National City Corp.                                                25,000                  553,125
    PNC Bank Corp.                                                  1,026,500               66,722,500
    Providian Financial Corp.                                           6,000                  762,000
    SunTrust Banks, Inc.                                               12,000                  597,750
    U.S. Bancorp                                                      278,500                6,335,875
    Washington Mutual, Inc.                                            10,000                  398,125
                                                                                        --------------
                                                                                        $  148,326,436
------------------------------------------------------------------------------------------------------
  Biotechnology - 1.6%
    Abbott Laboratories, Inc.                                       1,014,300           $   48,242,644
    Pharmacia Corp.                                                   844,015               50,799,153
                                                                                        --------------
                                                                                        $   99,041,797
------------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    Hewlett-Packard Co.                                                14,900           $    1,445,300
    International Business Machines Corp.                             132,300               14,883,750
                                                                                        --------------
                                                                                        $   16,329,050
------------------------------------------------------------------------------------------------------
  Business Services - 0.4%
    Automatic Data Processing, Inc.                                   360,900           $   24,135,188
    Computer Sciences Corp.*                                           11,800                  876,150
    United Parcel Service, Inc.                                        22,200                1,251,525
                                                                                        --------------
                                                                                        $   26,262,863
------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Motorola, Inc.                                                    144,200           $    4,073,650
    Powertel, Inc.*                                                    10,000                  760,625
    Telephone & Data Systems, Inc.                                    276,360               30,593,052
    Voicestream Wireless Corp.*                                         5,000                  580,313
                                                                                        --------------
                                                                                        $   36,007,640
------------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                                    424,200           $   15,271,200
    Eastman Chemical Co.                                               10,000                  369,375
    Rohm & Haas Co.                                                 1,462,100               42,492,281
                                                                                        --------------
                                                                                        $   58,132,856
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Compaq Computer Corp.                                             740,300           $   20,417,474
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                                  677,200           $   40,843,625
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Eastern Enterprises Co.                                           413,284           $   26,372,685
    Tyco International Ltd.                                            44,610                2,314,144
                                                                                        --------------
                                                                                        $   28,686,829
------------------------------------------------------------------------------------------------------
  Construction Services
    Martin Marietta Materials, Inc.                                    10,000           $      382,800
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.4%
    Fortune Brands, Inc.                                              637,400           $   16,891,100
    Kimberly-Clark Corp.                                               31,500                1,758,094
    Procter & Gamble Co.                                              114,700                7,684,900
                                                                                        --------------
                                                                                        $   26,334,094
------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                                           1,600,900           $   14,808,325
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    Emerson Electric Co.                                               37,900           $    2,539,300
    General Electric Co.                                               27,132                1,565,177
                                                                                        --------------
                                                                                        $    4,104,477
------------------------------------------------------------------------------------------------------
  Energy - 0.6%
    Devon Energy Corp.                                                632,200           $   38,026,830
    TXU Corp.                                                          15,000                  594,375
                                                                                        --------------
                                                                                        $   38,621,205
------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    Harrah's Entertainment, Inc.*                                   1,244,700           $   34,229,250
    Infinity Broadcasting Corp., "A"*                                 352,100               11,619,300
    Metro Goldwyn Mayer, Inc.*                                        780,800               18,739,200
    Time Warner, Inc.                                                 155,700               12,183,525
    USA Networks, Inc.*                                               328,500                7,206,469
    Viacom, Inc., "B"*                                                173,435               10,145,947
                                                                                        --------------
                                                                                        $   94,123,691
------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Associates First Capital Corp., "A"                               804,000           $   30,552,000
    Citigroup, Inc.                                                   326,333               17,642,378
    Edwards (A.G.), Inc.                                              146,700                7,674,244
    Federal National Mortgage Assn                                    236,500               16,909,750
    FleetBoston Financial Corp.                                        20,000                  780,000
    Federal Home Loan Mortgage Corp.                                1,284,800               69,459,500
    Household International, Inc.                                      12,000                  679,500
    Merrill Lynch & Co., Inc.                                          42,602                2,811,732
    Morgan (J.P.) & Co.                                                 3,000                  490,125
                                                                                        --------------
                                                                                        $  146,999,229
------------------------------------------------------------------------------------------------------
  Financial Services - 1.7%
    AXA Financial, Inc.                                             1,103,264           $   56,197,510
    Mellon Financial Corp.                                          1,088,700               50,488,462
                                                                                        --------------
                                                                                        $  106,685,972
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                                         233,800           $    9,892,662
    Archer-Daniels-Midland Co.                                        901,844                7,778,405
    Coca-Cola Co.                                                     148,300                8,175,038
    General Mills, Inc.                                               320,100               11,363,550
    Keebler Foods Co.                                                  14,600                  613,200
    McCormick & Co., Inc.                                              85,100                2,531,725
    PepsiCo., Inc.                                                    320,200               14,729,200
    Quaker Oats Co.                                                   159,500               12,620,437
                                                                                        --------------
                                                                                        $   67,704,217
------------------------------------------------------------------------------------------------------
  Healthcare - 0.3%
    HCA Healthcare Co.                                                491,400           $   18,243,225
------------------------------------------------------------------------------------------------------
  Insurance - 7.4%
    AFLAC, Inc.                                                        92,400           $    5,919,375
    Allstate Corp.                                                    698,500               24,272,875
    American General Corp.                                            150,500               11,739,000
    American International Group, Inc.                                269,025               25,742,330
    Chubb Corp.                                                       234,900               18,586,463
    CIGNA Corp.                                                       315,700               32,959,080
    Gallagher (Arthur J.) & Co.                                        18,000                1,064,250
    Hartford Financial Services Group, Inc.                         1,135,285               82,804,850
    Jefferson Pilot Corp.                                             315,100               21,387,412
    Lincoln National Corp.                                          1,183,700               56,965,562
    Marsh & McLennan Cos., Inc.                                       157,700               20,934,675
    MetLife, Inc.*                                                    582,380               15,251,076
    Nationwide Financial Services, Inc., "A"                          531,800               19,876,025
    Safeco Corp.                                                      748,500               20,396,625
    St. Paul Cos., Inc.                                             1,928,500               95,099,156
                                                                                        --------------
                                                                                        $  452,998,754
------------------------------------------------------------------------------------------------------
  Machinery - 1.7%
    Caterpillar, Inc.                                                 191,300           $    6,456,375
    Deere & Co., Inc.                                               1,600,900               53,229,925
    Grainger (W.W.), Inc.                                             889,100               23,394,444
    Ingersoll Rand Co.                                                523,600               17,736,950
                                                                                        --------------
                                                                                        $  100,817,694
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    American Home Products Corp.                                      777,400           $   43,971,687
    Baxter International, Inc.                                         30,000                2,394,375
    Bristol-Myers Squibb Co.                                           93,000                5,312,625
    Schering Plough Corp.                                             242,200               11,262,300
                                                                                        --------------
                                                                                        $   62,940,987
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    UnitedHealth Group, Inc.*                                          49,400           $    4,878,250
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    Alcoa, Inc.                                                     1,262,700           $   31,962,094
    Phelps Dodge Corp.                                                898,600               37,516,550
                                                                                        --------------
                                                                                        $   69,478,644
------------------------------------------------------------------------------------------------------
  Oil Services - 2.1%
    Baker Hughes, Inc.                                                 20,000           $      742,500
    Burlington Resources, Inc.                                         12,000                  441,750
    Cooper Cameron Corp.*                                             114,900                8,466,694
    Global Marine, Inc.*                                              614,200               18,963,425
    Halliburton Co.                                                   819,300               40,094,494
    Kerr McGee Corp.                                                  163,700               10,845,125
    Kerr McGee Corp. Exchangeable                                      59,800                3,180,612
    Noble Drilling Corp.*                                             737,800               37,074,450
    Smith International, Inc.*                                        111,200                9,069,750
    Weatherford International, Inc.*                                   20,000                  860,000
                                                                                        --------------
                                                                                        $  129,738,800
------------------------------------------------------------------------------------------------------
  Oils - 3.2%
    Anadarko Petroleum Corp.                                           10,000           $      664,600
    Apache Corp.                                                      369,400               21,840,775
    Coastal Corp.                                                     642,775               47,645,697
    Conoco, Inc.                                                       45,000                1,212,187
    Conoco, Inc., "A"                                                 265,200                6,928,350
    EOG Resources, Inc.                                                15,000                  583,125
    ExxonMobil Corp.                                                  823,680               73,410,480
    Occidental Petroleum Corp.                                        520,300               11,349,044
    Phillips Petroleum Co.                                            108,500                6,808,375
    R & B Falcon Corp.*                                                15,000                  418,125
    Santa Fe International Corp.                                       36,800                1,658,300
    Transocean Sedco Forex, Inc.                                      305,200               17,892,350
    Unocal Corp.                                                      184,250                6,529,359
                                                                                        --------------
                                                                                        $  196,940,767
------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Polaroid Corp.                                                    340,700           $    4,578,156
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.0%
    Gannett Co., Inc.                                                 528,500           $   28,010,500
    New York Times Co.                                                354,700               13,944,144
    Tribune Co.                                                       381,800               16,656,025
                                                                                        --------------
                                                                                        $   58,610,669
------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Burlington Northern Santa Fe Railway Co.                        1,056,300           $   22,776,469
    Union Pacific Corp.                                                15,800                  614,225
                                                                                        --------------
                                                                                        $   23,390,694
------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.8%
    CarrAmerica Realty Corp.                                          344,300           $   10,415,075
    Equity Office Properties Trust                                    310,000                9,629,375
    Equity Residential Properties Trust                               487,700               23,409,600
    Kilroy Realty Corp.                                               250,800                6,693,225
                                                                                        --------------
                                                                                        $   50,147,275
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    MGM Mirage, Inc.                                                  354,700           $   13,545,106
------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    CVS Corp.                                                          12,200           $      565,012
    Gap, Inc.                                                         570,000               11,471,250
    Lowe's Cos., Inc.                                                  18,000                  807,750
    Office Depot, Inc.*                                               889,200                6,946,875
    TJX Cos., Inc.                                                     15,000                  337,500
    Wal-Mart Stores, Inc.                                             582,600               28,037,625
                                                                                        --------------
                                                                                        $   48,166,012
------------------------------------------------------------------------------------------------------
  Special Products and Services
    MCN Energy Group, Inc.                                             15,000           $      384,375
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Kroger Co.*                                                     2,171,128           $   48,986,076
    Safeway, Inc.*                                                    932,700               43,545,431
                                                                                        --------------
                                                                                        $   92,531,507
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.7%
    Alltel Corp.                                                      827,100           $   43,164,281
    AT&T Corp.                                                        383,200               11,256,500
    AT&T Corp., "A"*                                                   30,000                  540,000
    CenturyTel, Inc.                                                  273,700                7,458,325
    Intermedia Communications, Inc.                                     1,198                   35,341
    SBC Communications, Inc.                                        1,316,348               65,817,400
    Sprint Corp.                                                       15,000                  439,688
    UnitedGlobalCom, Inc.                                               1,001                   30,030
    Verizon Communications                                          2,051,536               99,371,275
    Winstar Communications, Inc.*                                       2,314                   35,867
                                                                                        --------------
                                                                                        $  228,148,707
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.4%
    Comcast Corp., "A"*                                               643,600           $   26,347,375
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    AES Corp.*                                                         11,000           $      753,500
    CMS Energy Corp.                                                   63,200                1,702,450
    CP&L Energy, Inc.                                                 497,800               20,752,037
    Duke Energy Corp.                                                 358,800               30,767,100
    Florida Progress Corp.                                            250,600               13,266,138
    Keyspan Corp.                                                      84,200                3,378,525
    NiSource, Inc.                                                  1,128,200               27,499,875
    NSTAR Co.                                                         298,100               11,998,525
    Peco Energy Co.                                                   288,600               17,478,338
    Pinnacle West Capital Corp.                                       523,300               26,622,887
    Public Service Enterprise Group                                   171,600                7,668,375
                                                                                        --------------
                                                                                        $  161,887,750
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.4%
    Columbia Energy Group                                             302,120           $   21,450,520
    National Fuel Gas Co.                                             901,700               50,551,556
    NICOR, Inc.                                                       205,400                7,432,913
    Spinnaker Exploration Co.*                                         21,000                  732,375
    Washington Gas Light Co.                                          368,100                9,892,687
    Williams Cos., Inc.                                             1,309,600               55,330,600
                                                                                        --------------
                                                                                        $  145,390,651
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $3,104,580,859
------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.9%
  Bermuda
    Ace Ltd. (Insurance)                                               13,000           $      510,250
------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Canadian National Railway Co. (Railroads)                         366,000           $   10,728,375
    Talisman Energy, Inc. (Oils)*                                      15,000                  525,938
                                                                                        --------------
                                                                                        $   11,254,313
------------------------------------------------------------------------------------------------------
  France - 0.2%
    Total Fina S.A., ADR (Oils)                                       176,000           $   12,925,000
------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Canon, Inc. (Special Products and Services)                       146,000           $    6,485,579
    Tokyo Gas Co. Ltd. (Gas)                                        5,048,000               13,435,741
                                                                                        --------------
                                                                                        $   19,921,320
------------------------------------------------------------------------------------------------------
  Netherlands - 2.6%
    Akzo Nobel N.V. (Chemicals)                                     1,689,370           $   71,336,219
    ING Groep N.V. (Financial Services)*                              297,139               19,812,942
    Royal Dutch Petroleum Co., ADR (Oils)                           1,102,200               66,063,112
                                                                                        --------------
                                                                                        $  157,212,273
------------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Nestle S.A. (Food and Beverage Products)                           16,851           $   35,159,151
    Novartis AG (Medical and Health Products)                          10,800               16,587,458
                                                                                        --------------
                                                                                        $   51,746,609
------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    BAE Systems PLC (Aerospace)*                                       39,699           $      214,266
    BP Amoco PLC, ADR (Oils)                                          730,639               38,723,867
    CGU PLC (Insurance)*                                              841,386               11,943,906
    Diageo PLC (Food and Beverage Products)*                        3,145,945               28,120,776
    HSBC Holdings PLC (Banks and Credit Cos.)*                      1,995,100               28,380,472
    Standard Chartered PLC (Banks and Credit Cos.)*                    39,540                  575,908
                                                                                        --------------
                                                                                        $  107,959,195
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $  361,528,960
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,918,297,832)                                          $3,466,109,819
------------------------------------------------------------------------------------------------------

Bonds - 37.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 19.4%
  Advertising
    Lamar Advertising Co., 5.25s, 2006                             $      996           $      993,510
------------------------------------------------------------------------------------------------------
  Aerospace - 0.1%
    Boeing Capital Corp., 7.375s, 2010                             $    7,764           $    7,831,392
------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Jet Equipment Trust, 9.41s, 2010##                             $    3,306           $    3,564,042
    Jet Equipment Trust, 8.64s, 2012##                                  2,999                3,080,587
    Jet Equipment Trust, 11.44s, 2014##                                 4,700                5,256,010
    Jet Equipment Trust, 10.69s, 2015##                                 1,250                1,348,600
                                                                                        --------------
                                                                                        $   13,249,239
------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Ford Motor Credit Co., 7.6s, 2005                              $   20,881           $   21,097,536
    Ford Motor Credit Co., 7.375s, 2009                                 8,224                8,035,012
    Ford Motor Credit Co., 7.875s, 2010                                 7,672                7,751,405
    General Motors Corp., 9.4s, 2021                                    5,049                5,804,886
                                                                                        --------------
                                                                                        $   42,688,839
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.3%
    BCH Cayman Island Ltd., 7.7s, 2006                             $    8,859           $    8,882,742
    Beaver Valley Funding Corp. II, 9s, 2017                              560                  577,478
    Capital One Financial Corp., 7.25s, 2003                            4,845                4,768,464
    Chase Manhattan Corp., 6.75s, 2004                                  2,466                2,447,554
    Chase Manhattan Corp., 7.875s, 2010                                 9,917               10,276,690
    Colonial Capital II, 8.92s, 2027                                    5,010                4,221,792
    Fleet Norstar Financial Group, 9.9s, 2001                           8,700                8,855,382
    MidAmerican Funding LLC, 5.85s, 2001                                9,980                9,926,297
    MidAmerican Funding LLC, 6.927s, 2029                              12,485               10,810,849
    Midland Cogeneration Venture Corp., 10.33s, 2002                        6                    6,350
    Midland Funding Corp., 10.33s, 2002                                 9,435                9,633,949
    Riggs National Corp., 9.65s, 2009                                   1,425                1,425,000
    Socgen Real Estate Co., 7.64s, 2049##                               3,894                3,633,998
    State Street Corp., 7.65s, 2010                                     3,042                3,114,430
                                                                                        --------------
                                                                                        $   78,580,975
------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Unisys Corp., 11.75s, 2004                                     $    7,000           $    7,402,500
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    News America Holdings, Inc., 6.703s, 2004                      $   12,847           $   12,589,803
    News America Holdings, Inc., 6.625s, 2008                           9,835                9,201,233
    News America Holdings, Inc., 10.125s, 2012                          1,085                1,167,113
    News America Holdings, Inc., 7.3s, 2028                             8,176                7,201,911
                                                                                        --------------
                                                                                        $   30,160,060
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 3.0%
    American Airlines Pass-Through Trust, 6.855s, 2009             $    5,884           $    5,803,516
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                 3,869                3,807,065
    BCF LLC, 7.75s, 2006##                                              3,162                1,714,474
    Bear Stearns Commercial Mortgage Securities, Inc.,
      6.8s, 2008                                                       11,409               11,360,109
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008             8,417                8,040,344
    Chase Commercial Mortgage Securities Corp., 7.543s, 2009            3,311                3,353,578
    Commerce 2000, 6.839s, 2011                                        10,730               10,569,050
    Commerce 2000, 6.923s, 2011##                                       6,824                6,823,569
    Contimorgage Home Equity, 6.13s, 2013                               6,020                5,986,509
    Continental Airlines Pass-Through Trust, Inc.,
      9.5s, 2013                                                        3,522                3,635,572
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2019                                                     11,429               10,581,108
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                      6,188                5,992,469
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                      5,500                4,945,703
    Criimi Mae Corp., 6.701s, 2008##                                    4,350                3,972,773
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                           17,960               17,982,450
    GS Mortgage Securities Corp. II, 6.06s, 2030                       17,690               17,181,542
    Istar Receivables Trust, 6.92s, 2022                                4,298                4,299,091
    Merrill Lynch Mortgage Investors, Inc., 8.484s, 2022+               4,000                3,806,250
    Northwest Airlines, Inc., 6.81s, 2020                               1,486                1,371,148
    Residential Accredit Loans, Inc., 6.75s, 2028                      21,246               20,203,459
    Residential Accredit Loans, Inc., 7s, 2028                          9,068                8,623,927
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                  5,940                5,999,400
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                 17,578               17,340,521
                                                                                        --------------
                                                                                        $  183,393,627
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 5s, 2010##                               $    6,310           $    6,013,087
------------------------------------------------------------------------------------------------------
  Entertainment - 0.6%
    Hearst Argyle Television, Inc., 7.5s, 2027                     $    7,905           $    6,873,002
    Time Warner, Inc., 10.15s, 2012                                    17,570               20,676,728
    Time Warner, Inc., 6.875s, 2018                                     4,532                4,099,511
    Time Warner, Inc., 9.15s, 2023                                      3,421                3,744,387
                                                                                        --------------
                                                                                        $   35,393,628
------------------------------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009                         $    6,410           $    5,835,920
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    Associates Corp., 5.5s, 2004                                   $      947           $      904,470
    AT&T Capital Corp., 6.25s, 2001                                     5,379                5,347,156
    FleetBoston Financial Corp., 7.25s, 2005                            3,500                3,523,695
    General Motors Acceptance Corp., 5.5s, 2002                         3,000                2,940,630
    General Motors Acceptance Corp., 6.75s, 2002                       29,500               29,362,235
    General Motors Acceptance Corp., 5.95s, 2003                       17,142               16,742,626
    Goldman Sachs Group LP, 5.9s, 2003                                  5,300                5,159,285
    GS Escrow Corp., 6.75s, 2001                                       18,807               18,517,222
    Household Finance Corp., 7.875s, 2007                              14,265               14,632,181
    Salton Sea Funding Corp., 7.84s, 2010                               7,270                7,067,894
    Salton Sea Funding Corp., 8.3s, 2011                                1,304                1,299,000
    Sunamerica Institutional, 5.75s, 2009                               9,589                8,543,799
    United Companies Financial Corp., 7.7s, 2004                        2,650                  848,000
                                                                                        --------------
                                                                                        $  114,888,193
------------------------------------------------------------------------------------------------------
  Financial Services - 2.3%
    AIG Sunamerica Global Financing I, 7.4s, 2003##                $   14,355           $   14,411,272
    AIG Sunamerica Global Financing II, 7.6s, 2005##                   10,863               11,163,253
    Deere (John) Capital Corp., 7s, 2002                                6,261                6,278,656
    General Electric Capital Corp., 7.5s, 2005                         12,300               12,646,614
    General Electric Capital Corp., 8.7s, 2007                          9,646               10,539,934
    General Electric Capital Corp., 8.75s, 2007                         3,073                3,371,419
    General Electric Capital Corp., 8.85s, 2007                         4,572                5,033,726
    General Electric Capital Corp., 8.5s, 2008                          2,419                2,642,492
    General Electric Capital Corp., 7.375s, 2010                       11,464               11,780,750
    Lehman Brothers Holdings, 7.75s, 2005                              19,418               19,807,719
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                      4,018                3,892,106
    Morgan Stanley Dean Witter, 7.75s, 2005                             7,036                7,243,914
    Morgan Stanley Group, Inc., 7.125s, 2003                            9,600                9,644,928
    Sprint Capital Corp., 6.5s, 2001                                   17,261               17,135,858
    Sprint Capital Corp., 5.875s, 2004                                  4,418                4,223,519
                                                                                        --------------
                                                                                        $  139,816,160
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Nabisco, Inc., 6.375s, 2035                                    $    2,426           $    2,252,662
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                       12,771               12,647,377
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                        17,630               17,275,284
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                        11,012               10,778,546
                                                                                        --------------
                                                                                        $   42,953,869
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Georgia-Pacific Corp., 9.95s, 2002                             $    4,320           $    4,482,994
    Georgia-Pacific Corp., 7.7s, 2015                                   3,100                2,956,935
    Georgia-Pacific Corp., 9.875s, 2021                                11,382               11,935,848
    Georgia-Pacific Corp., 9.5s, 2022                                   1,000                1,045,600
                                                                                        --------------
                                                                                        $   20,421,377
------------------------------------------------------------------------------------------------------
  Housing - 0.1%
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012     $    3,901           $    3,935,095
------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    Aflac, Inc., 6.5s, 2009                                        $   22,913           $   21,278,386
    Atlantic Mutual Insurance Co., 8.15s, 2028##                       10,964                8,450,613
    Providian Capital I, 9.525s, 2027##                                11,526                8,579,839
                                                                                        --------------
                                                                                        $   38,308,838
------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Kerr McGee Corp., 5.25s, 2010                                  $    1,280           $    1,590,400
    Phillips Petroleum Co., 8.5s, 2005                                  6,703                7,085,473
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                         5,030                4,651,593
                                                                                        --------------
                                                                                        $   13,327,466
------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Alberta Energy Ltd., 7.65s, 2010                               $    3,235           $    3,256,901
    Alberta Energy Ltd., 8.125s, 2030                                   4,732                4,704,271
    Occidental Petroleum Corp., 6.75s, 2002                             1,712                1,696,626
    Occidental Petroleum Corp., 6.4s, 2003                              1,245                1,224,196
    Oryx Energy Co., 8s, 2003                                           2,000                2,035,020
                                                                                        --------------
                                                                                        $   12,917,014
------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Corp., 5.78s, 2001                               $    7,488           $    7,362,426
    Union Pacific Corp., 6.34s, 2003                                    7,211                7,017,529
                                                                                        --------------
                                                                                        $   14,379,955
------------------------------------------------------------------------------------------------------
  Real Estate - 0.1%
    EOP Operating Ltd., 8.1s, 2010                                 $    3,671           $    3,694,862
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    MGM Mirage, Inc., 8.5s, 2010                                   $    7,397           $    7,391,008
------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Federated Department Stores, Inc., 8.5s, 2003                  $    9,959           $   10,162,562
    Federated Department Stores, Inc., 6.3s, 2009                      12,875               11,150,136
                                                                                        --------------
                                                                                        $   21,312,698
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Safeway, Inc., 5.875s, 2001                                    $   10,400           $   10,258,352
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Sprint Spectrum LP, 11s, 2006                                  $    3,750           $    4,150,050
    TCI Communications Financing III, 9.65s, 2027                      15,844               17,105,816
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                5,862                5,584,001
    United Telecommunications Co., 9.5s, 2003                           6,806                7,132,075
    WorldCom, Inc., 8.875s, 2006                                        5,000                5,174,700
                                                                                        --------------
                                                                                        $   39,146,642
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.2%
    Belo Ah Corp., 7.75s, 2027                                     $    5,420           $    4,587,813
    Comcast Corp., 10.25s, 2001                                         6,818                7,025,813
                                                                                        --------------
                                                                                        $   11,613,626
------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 0.3%
    Qwest Capital Funding, Inc., 7.75s, 2006                       $   17,000           $   17,295,460
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.4%
    CalEnergy Co., Inc., 7.23s, 2005                               $        5           $        4,974
    Cleveland Electric Illuminating Co., 7.88s, 2017                    7,403                7,247,759
    Cleveland Electric Illuminating Co., 9s, 2023                       8,396                8,635,118
    CMS Energy Corp., 8s, 2001                                          5,859                5,807,013
    CMS Energy Corp., 8.375s, 2003                                      5,651                5,519,191
    CMS Panhandle Holding Co., 6.5s, 2009                               9,270                8,375,723
    Commonwealth Edison Co., 8.5s, 2022                                 7,370                7,284,213
    Connecticut Light & Power Co., 7.875s, 2001                        15,365               15,417,615
    Connecticut Light & Power Co., 7.75s, 2002                          3,900                3,936,036
    Connecticut Light & Power Co., 8.59s, 2003                          7,800                7,782,606
    Dominion Resources, Inc., 7.625s, 2005                              6,879                6,957,283
    Entergy Mississippi, Inc., 6.2s, 2004                               5,533                5,321,086
    GGIB Funding Corp., 7.43s, 2011                                     4,339                4,191,812
    Gulf States Utilities Co., 8.21s, 2002                              4,445                4,473,403
    Gulf States Utilities Co., 8.25s, 2004                              2,781                2,860,064
    Illinois Power Special Purpose Trust, 5.26s, 2003                   2,765                2,743,739
    Niagara Mohawk Power Corp., 7.25s, 2002                            11,797               11,741,467
    Niagara Mohawk Power Corp., 7.375s, 2003                            1,843                1,852,694
    Niagara Mohawk Power Corp., 7.75s, 2006                            18,456               18,798,543
    North Atlantic Energy, 9.05s, 2002                                  2,290                2,303,694
    Northeast Utilities, 8.58s, 2006                                    7,783                7,917,217
    NRG Energy, Inc., 8.7s, 2005##                                      4,525                4,788,717
    NRG Energy South Central, 8.962s, 2016                              6,408                6,568,997
    NSTAR Co., 8s, 2010                                                 6,108                6,247,751
    PNPP II Funding Corp., 9.12s, 2016                                  2,228                2,300,633
    PP&L, Inc., 6.125s, 2001                                            7,790                7,738,976
    Texas Utilities Co., 5.94s, 2001                                   14,180               14,019,341
    Toledo Edison Co., 7.875s, 2004                                     5,128                5,199,638
    TXU Eastern Funding Co., 6.15s, 2002                                7,759                7,591,018
    Utilicorp United, Inc., 7s, 2004                                    3,499                3,395,884
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                     10,945               10,673,525
                                                                                        --------------
                                                                                        $  207,695,730
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp., 6.2s, 2004                                      $   14,755           $   14,314,416
    Coastal Corp., 7.75s, 2010                                         13,831               14,037,151
    Enron Corp., 7.875s, 2003                                           4,793                4,899,932
    Tennessee Gas Pipeline Co., 7.625s, 2037                            5,338                5,071,313
    Texas Gas Transmission Corp., 7.25s, 2027                           6,288                5,787,444
    Williams Gas Pipelines Central, Inc., 7.375s, 2006##                3,759                3,739,115
                                                                                        --------------
                                                                                        $   47,849,371
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    U.S. West Communications, Inc., 7.625s, 2003                   $   10,355           $   10,483,195
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $1,189,231,688
------------------------------------------------------------------------------------------------------

U.S. Federal Agencies - 4.5%
    Federal Home Loan Bank, 6.5s, 2028                             $      420           $      403,131
    Federal National Mortgage Assn., 5.722s, 2009                      16,001               14,703,419
    Federal National Mortgage Assn., 6.5s, 2028                            42                   40,235
    Federal National Mortgage Assn., 6.625s, 2009                      16,950               16,748,634
    Federal National Mortgage Assn., 7s, 2005 - 2030                  104,480              102,900,000
    Federal National Mortgage Assn., 7.25s, 2010                       92,973               95,878,406
    Federal National Mortgage Assn., 7.5s, 2030 - 2030                 46,000               45,893,841
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                             $  276,567,666
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 12.7%
    Government National Mortgage Assn., 7s, 2027 - 2028            $   39,715           $   39,133,406
    Government National Mortgage Assn., 7.5s, 2023 - 2028              86,531               86,821,632
    Government National Mortgage Assn., 8s, 2022 - 2030               303,419              308,973,847
    Small Business Administration, 8.8s, 2011                             250                  258,480
    U.S. Treasury Bonds, 6.125s, 2029                                 100,768              102,925,443
    U.S. Treasury Bonds, 6.25s, 2030                                   19,257               20,237,952
    U.S. Treasury Notes, 4.25s, 2010                                   32,929               33,618,351
    U.S. Treasury Notes, 5.75s, 2010                                   68,300               68,022,702
    U.S. Treasury Notes, 6.375s, 2001 - 2002                           40,000               40,045,900
    U.S. Treasury Notes, 6.5s, 2001 - 2010                             30,834               31,700,600
    U.S. Treasury Notes, 6.75s, 2005                                   43,700               45,270,578
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                        $  777,008,891
------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Canada - 0.3%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                         $    2,155           $    1,799,123
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                      1,785                1,812,400
    Province of Quebec, 7.5s, 2029                                     11,080               11,067,701
                                                                                        --------------
                                                                                        $   14,679,224
------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    United Mexican States, 9.875s, 2010                            $    9,068           $    9,657,420
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    KPN NV, 8s, 2010 (Telecommunications)##                        $    2,332           $    2,333,609
    Telefonica Europe Bv, 7.35s, 2005
      (Telecommunications)                                              8,419                8,451,918
                                                                                        --------------
                                                                                        $   10,785,527
------------------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit
      Cos.)##                                                      $    2,273           $    2,240,451
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $   37,362,622
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,296,172,271)                                           $2,280,170,867
------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.0%
  Banks and Credit Companies
    Sovereign Bancorp, Inc. 7.5%                                       49,820           $    2,758,783
------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    EVI, Inc., 5%                                                      70,000           $    3,333,750
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Newell Financial Trust I, 5.25%                                    80,400           $    2,914,500
------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                       210,600           $    3,632,850
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Salomon, Inc., 6.25%                                               51,000           $    4,845,000
------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Ace Ltd., 8.25%                                                    44,000           $    3,550,250
    Lincoln National Corp. 1.85%                                      204,000                4,080,000
    Lincoln National Corp., 7.75%                                     125,600                2,983,000
    Metlife Capital Trust I, 8%                                       201,800               17,153,000
    QBE Insurance Group Ltd., 8%##                                     52,000                2,782,000
                                                                                        --------------
                                                                                        $   30,548,250
------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Enron Corp., 7%                                                   140,200           $    4,985,863
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp., 6.5%                                                 50,000           $    2,565,625
    Coastal Corp., 5.58%                                               13,400                  522,600
    Coastal Corp., 6.625%                                              74,150                3,086,494
                                                                                        --------------
                                                                                        $    6,174,719
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Cox Communications, Inc., 0.25%                                    92,000           $    3,846,520
    Cox Communications, Inc., 7.75%                                    17,600                1,282,688
    Global Telesystems Group, Inc., 7.25%##                            37,750                  401,282
    Intermedia Communications, Inc., $3.25                             73,100                2,595,050
    Intermedia Communications, Inc., 7%##                              39,900                1,436,400
    Qwest Trends Trust, 5.75%##                                        54,700                4,239,250
    UnitedGlobalCom, Inc., "C", 7%                                     40,000                1,665,000
    UnitedGlobalCom, Inc., "D", 7%                                     13,340                  436,885
                                                                                        --------------
                                                                                        $   15,903,075
------------------------------------------------------------------------------------------------------
  Telecom - Wire Less
    Crown Castle International Corp., 6.25%*                           30,000           $    1,507,500
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    AES Trust III, 6.75%                                               58,800           $    6,085,800
    AES Trust VII, 6%##                                                16,700                1,371,487
    Calpine Capital Trust, 5.75%                                       15,000                2,681,250
    CMS Energy Corp., 8.75%                                           186,800                5,954,250
    NiSource, Inc., 7.75%                                             353,200               16,953,600
    Southern Energy, Inc., 6.25%                                        4,300                  282,188
    TXU Corp., 9.25%                                                  106,600                4,976,887
                                                                                        --------------
                                                                                        $   38,305,462
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Energy Capital Trust I, 4.75%                              80,000           $    6,250,000
    Semco Energy, Inc., 11%                                           158,700                1,745,700
                                                                                        --------------
                                                                                        $    7,995,700
------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    Williams Communications Group, 6.75%##                             24,000           $    1,020,000
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $  123,925,452
------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Bermuda - 0.1%
    Global Crossing Ltd., 6.75% (Telecommunications)                    2,600           $      650,845
    Global Crossing Ltd., 7% (Telecommunications)##                     8,000                1,547,000
                                                                                        --------------
                                                                                        $    2,197,845
------------------------------------------------------------------------------------------------------
  Canada
    Canadian National Railway Co., 5.25% (Railroads)                   40,300           $    1,798,387
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $    3,996,232
------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $112,464,988)                                                       $  127,921,684
------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.1%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.1%
  Banks and Credit Companies
    Providian Financial Corp., 3.25s, 2005                         $    1,500           $    1,526,250
------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Affiliated Computer Services, Inc., 4s, 2005##                 $    1,495           $    1,950,975
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Analog Devices, Inc., 4.75s, 2005##                            $    1,160           $    1,194,081
    Ingram Micro, Inc., 0s, 2018                                        6,200                2,325,000
    Networks Assocs., Inc., 0s, 2018                                       10                    3,787
                                                                                        --------------
                                                                                        $    3,522,868
------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    Loews Corp., 3.125s, 2007                                      $   12,100           $   10,723,625
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009##                            $    1,790           $    3,007,200
    Atmel Corp., 0s, 2018                                               2,000                1,700,000
                                                                                        --------------
                                                                                        $    4,707,200
------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Conexant Systems, Inc., 4.25s, 2006                            $      800           $    1,446,016
    SCI Systems, Inc., 3s, 2007                                         1,500                1,530,000
                                                                                        --------------
                                                                                        $    2,976,016
------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Alliant Energy Resources, Inc., 7.25s to 2003,
      2.25s to 2030##                                              $       30           $    1,605,000
    Devon Energy Corp., 0s, 2020##                                      3,300                1,555,851
                                                                                        --------------
                                                                                        $    3,160,851
------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##          $    3,000                3,384,300
    Elan Finance Corp. Ltd., 0s, 2018##                                 8,000                6,389,920
                                                                                        --------------
                                                                                        $    9,774,220
------------------------------------------------------------------------------------------------------
  Internet
    America Online, Inc., 0s, 2019                                 $    3,500           $    1,748,250
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Health Management Associates, Inc., 0s, 2020##                 $    3,500           $    2,410,625
------------------------------------------------------------------------------------------------------
  Oil Services
    Global Marine, Inc., 0s, 2020                                  $    2,000           $    1,017,500
------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Diamond Offshore Drilling, Inc., 0s, 2020##                    $    4,000           $    2,000,000
    Transocean Sedco Forex, Inc., 0s, 2020                              1,700                1,064,625
                                                                                        --------------
                                                                                        $    3,064,625
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Millennium Pharmaceuticals, 5.5s, 2007##                       $    2,000           $    3,772,500
------------------------------------------------------------------------------------------------------
  Printing and Publishing
    Tribune Co., 2s, 2029                                          $       20           $    2,395,000
------------------------------------------------------------------------------------------------------
  Retail
    Anntaylor Stores Corp., 0s, 2019##                             $    4,000           $    2,295,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Cox Communications, Inc., 0s, 2020                             $    6,500           $    2,717,650
    Echostar Communications Corp., 4.875s, 2007##                       1,990                2,634,263
    Liberty Media Group, 4s, 2029##                                     1,160                1,083,150
    Transwitch Corp., 4.5s, 2005                                          880                1,078,000
                                                                                        --------------
                                                                                        $    7,513,063
------------------------------------------------------------------------------------------------------
  Telecommunications and Cable
    Comcast Corp., 2s, 2029                                        $       28           $    1,897,450
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $   64,456,018
------------------------------------------------------------------------------------------------------
Foreign Bonds
  Canada
    Four Seasons Hotels, Inc., 0s, 2029 (Restaurants
      and Lodging)                                                 $    4,982           $    2,045,609
------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $57,493,303)                                  $   66,501,627
------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.1%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Tower Automotive Capital Trust, 6.75%                              94,800           $    2,512,200
------------------------------------------------------------------------------------------------------
  Telecommunications
    Global Telesystems Group, Inc., 7.25%                              22,250           $      230,844
    WinStar Communications, Inc., 7%*                                  55,000                1,608,750
                                                                                        --------------
                                                                                        $    1,839,594
------------------------------------------------------------------------------------------------------
  Utilities - Electric
    CMS Energy Corp.*                                                  80,000           $    2,026,000
------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $10,704,213)                                   $    6,377,794
------------------------------------------------------------------------------------------------------

Right - 0.1%
------------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $5,429,248)                            78,100           $    6,345,625
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.9%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Aig Funding, Inc., due 10/02/00                                $      829           $      828,847
    American Express Credit Corp., due 10/02/00                         9,581                9,579,220
    Associates Corp. of North America, due 10/02/00                     9,197                9,195,291
    Barton Capital Corp., due 10/04/00^                                38,896               38,874,704
    Electronic Data Systems Corp., due 10/02/00                         3,129                3,128,419
    Federal National Mortgage Assn., due 10/02/00                       1,708                1,707,700
    General Electric Capital Corp., due 10/02/00                       14,175               14,172,382
    General Electric Co., due 10/11/00                                 10,106               10,087,753
    General Motors Acceptance Corp., due 10/02/00                       1,259                1,258,765
    Gillette Co., due 10/02/00                                         13,636               13,633,470
    Goldman Sachs Group LP, due 10/02/00                                7,699                7,697,574
    Morgan Stanley Dean Witter, due 10/02/00                            6,564                6,562,787
    Salomon Smith Barney Holdings, Inc., due 10/02/00                   3,675                3,674,320
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $  120,401,232
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,520,963,087)                                     $6,073,828,648

Other Assets, Less Liabilities - 1.0%                                                       59,080,996
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $6,132,909,644
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
 ^ 4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2000
---------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,520,963,087)                                        $6,073,828,648
  Investments of cash collateral for securities loaned, at identified cost and value                 14,328,057
  Cash                                                                                                  472,545
  Foreign currency, at value (identified cost, $348)                                                        320
  Receivable for fund shares sold                                                                     6,385,818
  Receivable for investments sold                                                                   113,781,924
  Interest and dividends receivable                                                                  39,619,234
  Other assets                                                                                           93,651
                                                                                                 --------------
      Total assets                                                                               $6,248,510,197
                                                                                                 --------------
Liabilities:
  Distributions payable                                                                          $    1,764,394
  Payable for fund shares reacquired                                                                 16,670,610
  Payable for investments purchased                                                                  80,997,315
  Collateral for securities loaned, at value                                                         14,328,057
  Payable to affiliates -
    Management fee                                                                                      130,452
    Shareholder servicing agent fee                                                                      33,688
    Distribution and service fee                                                                        206,553
    Administrative fee                                                                                    3,754
  Accrued expenses and other liabilities                                                              1,465,730
                                                                                                 --------------
      Total liabilities                                                                          $  115,600,553
                                                                                                 --------------
Net assets                                                                                       $6,132,909,644
                                                                                                 ==============
Net assets consist of:
  Paid-in capital                                                                                $5,420,618,631
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                                                           552,828,953
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                                                           162,314,342
  Accumulated distributions in excess of net investment
    income                                                                                           (2,852,281)
                                                                                                 --------------
      Total                                                                                      $6,132,909,644
                                                                                                 ==============
Shares of beneficial interest outstanding                                                          403,753,022
                                                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,570,342,548 / 235,079,765 shares of beneficial interest outstanding)           $15.19
                                                                                                     ======
  Offering price per share (100 / 95.25 of net asset value per share)                                $15.95
                                                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,014,088,756 / 132,655,859 shares of  beneficial interest outstanding)          $15.18
                                                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $497,319,602 / 32,648,951 shares of beneficial interest outstanding)              $15.23
                                                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $51,158,738 / 3,368,447 shares of beneficial interest outstanding)                $15.19
                                                                                                     ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.  A contingent  deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
----------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                      $178,445,061
    Dividends                                                                       80,891,046
    Foreign taxes withheld                                                            (970,368)
                                                                                  ------------
      Total investment income                                                     $258,365,739
                                                                                  ------------
  Expenses -
    Management fee                                                                $ 20,945,302
    Trustees' compensation                                                             129,647
    Shareholder servicing agent fee                                                  6,092,547
    Distribution and service fee (Class A)                                          12,323,874
    Distribution and service fee (Class B)                                          20,381,829
    Distribution and service fee (Class C)                                           4,864,404
    Administrative fee                                                                 478,392
    Custodian fee                                                                    1,126,300
    Printing                                                                           198,909
    Postage                                                                            497,007
    Auditing fees                                                                       40,749
    Legal fees                                                                          24,704
    Miscellaneous                                                                    3,682,837
                                                                                  ------------
      Total expenses                                                              $ 70,786,501
    Fees paid indirectly                                                              (735,757)
                                                                                  ------------
      Net expenses                                                                $ 70,050,744
                                                                                  ------------
        Net investment income                                                     $188,314,995
                                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                       $181,801,804
    Foreign currency transactions                                                   (2,206,180)
                                                                                  ------------
      Net realized gain on investments and foreign currency transactions          $179,595,624
                                                                                  ------------
  Change in unrealized appreciation -
    Investments                                                                   $440,275,014
    Translation of assets and liabilities in foreign currencies                      2,205,880
                                                                                  ------------
      Net unrealized gain on investments and foreign currency translation         $442,480,894
                                                                                  ------------
        Net realized and unrealized gain on investments and foreign currency      $622,076,518
                                                                                  ------------
          Increase in net assets from operations                                  $810,391,513
                                                                                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                               2000                 1999
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  188,314,995       $  207,767,725
  Net realized gain on investments and foreign currency
    transactions                                                179,595,624          401,496,989
  Net unrealized gain (loss) on investments and foreign
    currency translation                                        442,480,894         (205,475,863)
                                                             --------------       --------------
    Increase in net assets from operations                   $  810,391,513       $  403,788,851
                                                             --------------       --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (116,270,542)      $ (129,580,179)
  From net investment income (Class B)                          (54,038,292)         (59,446,051)
  From net investment income (Class C)                          (12,844,370)         (11,895,158)
  From net investment income (Class I)                           (1,709,284)            (975,400)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (236,088,862)        (456,637,307)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (141,602,847)        (261,186,854)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (32,927,178)         (46,940,472)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (3,092,028)          (2,276,517)
                                                             --------------       --------------
    Total distributions declared to shareholders             $ (598,573,403)      $ (968,937,938)
                                                             --------------       --------------
Net increase (decrease) in net assets from fund share
  transactions                                               $ (551,332,005)      $1,198,132,902
                                                             --------------       --------------
      Total increase (decrease) in net assets                $ (339,513,895)      $  632,983,815
Net assets:
  At beginning of period                                      6,472,423,539        5,839,439,724
                                                             --------------       --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $2,852,281 and
    $5,393,683, respectively)                                $6,132,909,644       $6,472,423,539
                                                             ==============       ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.57        $16.06        $16.92        $15.03        $14.46
                                                         ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income(S)                               $ 0.48        $ 0.53        $ 0.57        $ 0.60        $ 0.64
  Net realized and unrealized gain on investments
    and foreign currency                                   1.55          0.56          0.53          2.94          1.21
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $ 2.03        $ 1.09        $ 1.10        $ 3.54        $ 1.85
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.47)       $(0.51)       $(0.58)       $(0.59)       $(0.62)
  From net realized gain on investments and foreign
    currency transactions                                 (0.94)        (2.07)        (1.37)        (1.06)        (0.66)
  In excess of net realized gain on investments and
    foreign currency transactions                          --            --           (0.01)         --            --
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(1.41)       $(2.58)       $(1.96)       $(1.65)       $(1.28)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $15.19        $14.57        $16.06        $16.92        $15.03
                                                         ======        ======        ======        ======        ======
Total return(+)                                           15.06%         7.06%         6.98%        25.27%        13.50%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.90%         0.89%         0.90%         0.93%         0.91%
  Net investment income                                    3.36%         3.45%         3.44%         3.84%         4.35%
Portfolio turnover                                          112%          151%          126%          143%          140%
Net assets at end of period (000,000 omitted)            $3,570        $3,699        $3,503        $3,199        $2,568

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable  sales charge.  If the charge had been included,  the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.57        $16.05        $16.92        $15.02        $14.46
                                                         ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income                                  $ 0.39        $ 0.43        $ 0.46        $ 0.50        $ 0.52
  Net realized and unrealized gain on investments
    and foreign currency                                   1.54          0.58          0.53          2.95          1.21
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $ 1.93        $ 1.01        $ 0.99        $ 3.45        $ 1.73
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.38)       $(0.42)       $(0.48)       $(0.49)       $(0.51)
  From net realized gain on investments and foreign
    currency transactions                                 (0.94)        (2.07)        (1.37)        (1.06)        (0.66)
  In excess of net investment income                       --            --           (0.01)         --            --
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(1.32)       $(2.49)       $(1.86)       $(1.55)       $(1.17)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $15.18        $14.57        $16.05        $16.92        $15.02
                                                         ======        ======        ======        ======        ======
Total return                                              14.24%         6.43%         6.22%        24.51%        12.49%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.54%         1.54%         1.55%         1.60%         1.67%
  Net investment income                                    2.71%         2.80%         2.80%         3.17%         3.56%
Portfolio turnover                                          112%          151%          126%          143%          140%
Net assets at end of period (000,000 omitted)            $2,014        $2,217        $1,984        $1,707        $1,284

  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                   2000          1999          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.61        $16.10        $16.96        $15.06        $14.49
                                                         ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment income                                  $ 0.39        $ 0.43        $ 0.46        $ 0.50        $ 0.53
  Net realized and unrealized gain on investments
    and foreign currency                                   1.55          0.57          0.53          2.95          1.22
                                                         ------        ------        ------        ------        ------
      Total from investment operations                   $ 1.94        $ 1.00        $ 0.99        $ 3.45        $ 1.75
                                                         ------        ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                             $(0.38)       $(0.42)       $(0.47)       $(0.49)       $(0.52)
  From net realized gain on investments and foreign
    currency transactions                                 (0.94)        (2.07)        (1.37)        (1.06)        (0.66)
  In excess of net investment income                       --            --           (0.01)         --            --
                                                         ------        ------        ------        ------        ------
      Total distributions declared to shareholders       $(1.32)       $(2.49)       $(1.85)       $(1.55)       $(1.18)
                                                         ------        ------        ------        ------        ------
Net asset value - end of period                          $15.23        $14.61        $16.10        $16.96        $15.06
                                                         ======        ======        ======        ======        ======
Total return                                              14.27%         6.41%         6.27%        24.39%        12.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.54%         1.54%         1.55%         1.60%         1.63%
  Net investment income                                    2.70%         2.80%         2.80%         3.16%         3.67%
Portfolio turnover                                          112%          151%          126%          143%          140%
Net assets at end of period (000,000 omitted)              $497          $508          $336          $190           $83

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,       PERIOD ENDED
                                                          -----------------------------------  SEPTEMBER 30,
                                                             2000          1999          1998          1997*
------------------------------------------------------------------------------------------------------------
                                                          CLASS I
------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                      $14.57        $16.06        $16.92        $14.70
                                                           ------        ------        ------        ------
Income from investment operations# -
  Net investment income                                    $ 0.53        $ 0.58        $ 0.63        $ 0.48
  Net realized and unrealized gain on investments and
    foreign currency                                         1.55          0.57          0.53          2.23
                                                           ------        ------        ------        ------
      Total from investment operations                     $ 2.08        $ 1.15        $ 1.16        $ 2.71
                                                           ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                               $(0.52)       $(0.57)       $(0.64)       $(0.49)
  From net realized gain on investments and foreign
    currency transactions                                   (0.94)        (2.07)        (1.37)         --
  In excess of net investment income                         --            --           (0.01)         --
                                                           ------        ------        ------        ------
      Total distributions declared to shareholders         $(1.46)       $(2.64)       $(2.02)       $(0.49)
                                                           ------        ------        ------        ------
Net asset value - end of period                            $15.19        $14.57        $16.06        $16.92
                                                           ======        ======        ======        ======
Total return                                                15.46%         7.43%         7.35%        18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.55%         0.54%         0.55%         0.60%+
  Net investment income                                      3.71%         3.84%         3.79%         4.16%+
Portfolio turnover                                            112%          151%          126%          143%
Net assets at end of period (000,000 omitted)              $   51        $   48        $   17        $   16

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2000, the value of securities loaned was $45,405,619. These loans were collateralized by U.S. Treasury securities of $36,728,216 and cash of $14,328,057 which was invested in the following short-term obligations:

                                                                  AMORTIZED COST
                                   PRINCIPAL AMOUNT                    AND VALUE
--------------------------------------------------------------------------------
Salomon Smith Barney, Inc. 2002          14,328,057                  $14,328,057

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $656,942 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $78,815 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 2000, distributions in excess of net investment income decreased by $911,105, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $3,396,376, and paid in capital from common shareholders decreased by $2,485,271 due to differences in book and tax accounting for currency transactions and mortgage backed securities. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                           BASED ON GROSS INCOME
-------------------------------------------------     ---------------------------------------------
First $200 million                         0.250%     First $14 million                       3.57%
In excess of $200 million                  0.212%     In excess of $14 million                3.04%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $45,777 for the year ended September 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $732,802 for the year ended September 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $692,950 for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $93,262 and $9,765 for Class B and Class C shares, respectively, for the year ended September 30, 2000. Fees incurred under the distribution plan during the year ended September 30, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2000, were $71,901, $3,686,071, and $114,325 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                               PURCHASES                 SALES
------------------------------------------------------------------------------
U.S. government securities                $2,539,092,281        $2,465,762,616
                                          --------------        --------------
Investments (non-U.S. government
  securities)                             $4,120,697,369        $5,107,500,142
                                          --------------        --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $5,441,459,577
                                                                --------------
Gross unrealized appreciation                                   $  680,326,674
Gross unrealized depreciation                                     (168,358,862)
                                                                --------------
    Net unrealized appreciation                                 $  511,967,812
                                                                ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED SEPTEMBER 30, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                        ------------------------------------         ------------------------------------
                                              SHARES                  AMOUNT               SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                               93,955,325         $ 1,331,798,426          110,586,325         $ 1,674,314,695
Shares issued to shareholders in
  reinvestment of distributions           22,064,256             308,357,353           34,947,572             517,032,870
Shares reacquired                       (134,782,749)         (1,898,852,252)        (109,828,347)         (1,664,143,600)
                                        ------------         ---------------         ------------         ---------------
    Net increase (decrease)              (18,763,168)        $  (258,696,473)          35,705,550         $   527,203,965
                                        ============         ===============         ============         ===============
Class B shares
                                               YEAR ENDED SEPTEMBER 30, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                        ------------------------------------         ------------------------------------
                                              SHARES                  AMOUNT               SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                               17,621,933         $   250,155,798           38,673,047         $   586,933,287
Shares issued to shareholders in
  reinvestment of distributions           12,883,446             179,778,090           19,921,555             294,415,702
Shares reacquired                        (50,025,254)           (696,003,696)         (29,991,200)           (454,715,848)
                                        ------------         ---------------         ------------         ---------------
    Net increase (decrease)              (19,519,875)        $  (266,069,808)          28,603,402         $   426,633,141
                                        ============         ===============         ============         ===============

Class C shares
                                               YEAR ENDED SEPTEMBER 30, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                        ------------------------------------         ------------------------------------
                                              SHARES                  AMOUNT               SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                7,034,780         $   100,045,652           17,496,762         $   266,491,500
Shares issued to shareholders in
  reinvestment of distributions            2,934,602              41,083,330            3,561,406              52,786,839
Shares reacquired                        (12,081,436)           (168,996,210)          (7,147,794)           (108,828,036)
                                        ------------         ---------------         ------------         ---------------
    Net increase (decrease)               (2,112,054)        $   (27,867,228)          13,910,374         $   210,450,303
                                        ============         ===============         ============         ===============

Class I shares
                                               YEAR ENDED SEPTEMBER 30, 2000                YEAR ENDED SEPTEMBER 30, 1999
                                        ------------------------------------         ------------------------------------
                                              SHARES                  AMOUNT               SHARES                  AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                1,895,714         $    26,863,733            2,364,510         $    35,910,941
Shares issued to shareholders in
  reinvestment of distributions              342,694               4,796,606              220,172               3,263,023
Shares reacquired                         (2,165,175)            (30,358,835)            (367,947)             (5,328,471)
                                        ------------         ---------------         ------------         ---------------
    Net increase                              73,233         $     1,301,504            2,216,735         $    33,845,493
                                        ============         ===============         ============         ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2000, was $47,053. The fund had no significant borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 2000, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.06% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                   DATE OF                   PAR
DESCRIPTION                                    ACQUISITION                AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc.,
  8.484s, 2022                                   June 1994             4,000,000       $2,772,500       $3,806,250

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Total Return Fund (one of the series comprising MFS Series Trust V), including the portfolio of investments, as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Total Return Fund as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 2, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2000.

   THE FUND HAS DESIGNATED $354,887,123 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED SEPTEMBER 30, 2000.

   FOR THE YEAR ENDED SEPTEMBER 30, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS IS 27.80%.

--------------------------------------------------------------------------------

MFS(R) TOTAL RETURN FUND

TRUSTEES                                                    SECRETARY
J. Atwood Ives+ - Chairman and Chief                        Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                              ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                        CUSTODIAN
                                                            State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of Business              AUDITORS
Administration                                              Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor                      INVESTOR INFORMATION
                                                            For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                         investment professional or, for an information
Vice President, Director, and Secretary,                    kit, call toll free: 1-800-637-2929 any
MFS Investment Management                                   business day from 9 a.m. to 5 p.m. Eastern time
                                                            (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management                INVESTOR SERVICE
                                                            MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                   P.O. Box 2281
                                                            Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                       For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                          touch-tone telephone.

LEAD PORTFOLIO MANAGER                                      WORLD WIDE WEB
David M. Calabro*                                           www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

                                                                   ------------
MFS(R) TOTAL RETURN FUND                                             PRSRT STD
                                                                   U.S. POSTAGE
[Logo] M F S(R)                                                        PAID
INVESTMENT MANAGEMENT                                                  MFS
We invented the mutual fund(R)                                     ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)

MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                         MTR-2   11/00   397.1M   15/215/315/815